 Exhibit 32.1

CERTIFICATION PURSUANT TO
  18 U.S.C. SECTION 1350,
  AS ADOPTED PURSUANT TO
  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Amended Quarterly Report of Amalgamated Pictures Corp. (the "Company") on Form 10-Q/A for the quarter ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Amended Report"), I, Avery Pack, President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 24, 2008

/s/ Avery Pack

Avery Pack, President and Chief Executive Officer (Principal Executive Officer) and Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)